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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 31, 2000



                               QUOKKA SPORTS, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)



                  000-26311                     94-3250045
          -------------------------------------------------------------
          (Commission File Number) (I.R.S. Employer Identification No.)



            525 Brannan Street, Ground Floor, San Francisco, CA 94107
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 908-3800
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)




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                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5.  OTHER EVENTS

         On October 31, 2000, Quokka Sports, Inc. (the "Company") announced that effective immediately, founder Alan Ramadan will assume the role of Chairman of the Board to oversee strategic direction of the Company and Alvaro Saralegui, currently the Chief Operating Officer, will become the Company's new President and Chief Executive Officer and will join the Company's board of directors.

         The foregoing is qualified in its entirety by reference to the press release of the Company dated October 31, 2000, entitled "Alvaro Saralegui Named President and CEO of Quokka Sports, Al Ramadan Named Chairman of the Board," a copy of which is filed with this current report as Exhibit 99.1 and is incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

Exhibit
Number   Description

99.1 Press Release titled "Alvaro Saralegui Named President and CEO of Quokka Sports, Al Ramadan Named Chairman of the Board," dated October 31, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        QUOKKA SPORTS, INC.

                                        By: /s/ Les Schmidt
                                        -------------------------------
                                        Les Schmidt
                                        Executive Vice President, Chief
                                        Financial Officer and Secretary

         Dated:   October 31, 2000



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                                  EXHIBIT INDEX

Exhibit
Number            Description

99.1 Press Release titled "Alvaro Saralegui Named President and CEO of Quokka Sports, Al Ramadan Named Chairman of the Board," dated October 31, 2000.